Exhibit 99.1

TD to expand its U.S. investment banking business and capabilities with acquisition of Cowen Inc.

Acquisition will create an integrated North American dealer, significantly accelerating TD Securities’ U.S. growth strategy

TORONTO and NEW YORK, August 2, 2022 – TD Bank Group (“TD”) (TSX: TD) and (NYSE: TD) and Cowen Inc. (“Cowen”) (NASDAQ: COWN) today announced a definitive agreement for TD to acquire Cowen in an all-cash transaction valued at US$1.3 billion, or US$39 for each share of Cowen common stock. Through this transaction, TD Securities will accelerate its long-term growth strategy in the United States by acquiring a high-quality and rapidly growing investment bank with outstanding talent and highly complementary products and services.

“Cowen is a leading independent dealer with a premier U.S. equities business and a strong, diversified investment bank that, when combined with TD Securities, will allow us to accelerate our strategic U.S. growth plans,” said Bharat Masrani, Group President and CEO, TD Bank Group. “Most importantly, the acquisition will provide new capabilities and increased depth in key business lines to meet our clients’ needs and will allow us to leverage our combined expertise, talent, and integrated offerings across a much larger client base.”

With this acquisition, TD Securities will benefit from the addition of Cowen’s 1,700 talented colleagues and its exceptional leadership team. Once the transaction closes, Jeffrey Solomon, Chair & CEO of Cowen, will join the senior leadership of TD Securities, reporting to Riaz Ahmed, President and CEO, TD Securities and Group Head, Wholesale Banking, TD Bank Group. To leverage the strength of Cowen’s brand, post-closing, parts of the combined business will be known as TD Cowen, a division of TD Securities, and will be headed by Mr. Solomon.

“At Cowen our success comes from striving to outperform in all we do by exceeding expectations and providing innovative solutions to, and partnering with, our clients. Taking this step will make us even stronger and more effective in serving their growing needs,” said Mr. Solomon. “The strategic decisions and focused investments that we have made over the last few years have positioned Cowen for this exciting next chapter of our growth. I look forward to having our exceptional talent and valued clients join the TD family. We plan to do great things together because we are aligned with our cultural values of vision, empathy, sustainability, and tenacious teamwork.”

“Together, we will have more than 6,500 professionals in 40 cities across the globe, extending our reach into new industry coverage areas and building even deeper, long-term client relationships,” added Mr. Ahmed. “I look forward to welcoming Jeff and his team to TD Securities and to the fantastic opportunities for growth we will create together.”

TD Securities and Cowen – A Leading Full-Service Investment Bank

The combined firms’ pro-forma global revenues will increase by more than a third to approximately C$6.8 billion1 with added advisory, capital markets, equity execution and industry-leading research capabilities and broadened expertise in key growth sectors. Following the closing of the transaction, TD Securities’ existing depth and breadth in global market research capabilities will benefit from Cowen’s complementary and highly diverse equity research franchise, which is positioned among the top 10 research platforms in the U.S. by both stocks under coverage and number of publishing analysts2 and includes considerable expertise in Environmental, Social and Governance research. Furthermore, TD Securities’ balance sheet and capital markets expertise are expected to bring immediate benefits to Cowen’s existing client base.

Transaction Highlights

The transaction is expected to be modestly accretive to TD’s 2023E adjusted EPS on a fully-synergized basis3 and generate approximately 14% adjusted return on invested capital on a fully-synergized run rate basis.4 The purchase price represents a 1.7 times multiple of Cowen’s tangible book value as of March 31, 2022 and a 8.1 times multiple of Cowen’s 2023E earnings.5 TD expects to achieve US$300-350 million in revenue synergies by year three. TD expects to incur total pre-tax integration and retention costs of approximately US$450 million over three years.

The transaction, which has been approved by the boards of directors of TD and Cowen, is expected to close in the first calendar quarter of 2023, and is subject to customary closing conditions, including approvals from Cowen’s stockholders and certain U.S., Canadian, and foreign regulatory authorities, including the Office of the Superintendent of Financial Institutions (OSFI), the Financial Industry Regulatory Authority (FINRA), and under the Hart-Scott-Rodino (HSR) Act.

1 TD Securities twelve-month period ended April 30, 2022; Cowen twelve-month period ended March 31, 2022, using an exchange rate of US$1.00 = C$1.28; Cowen figure only includes Economic Proceeds for the Investment Banking and Brokerage segments. Economic Proceeds is a non-GAAP financial measure used by Cowen. Please see Cowen’s 2021 Annual Report and Q1 2022 Earnings Release for a reconciliation of reported results to adjusted results. Non-GAAP financial measures and ratios used in this press release are not defined terms under IFRS (for TD Bank) or under U.S. GAAP (for Cowen) and, therefore, may not be comparable to similar terms used by other issuers.
2 Top 10 in the U.S. in stocks under coverage (excluding Keefe, Bruyette & Woods Inc. from Stifel’s stock count) and number of publishing analysts, based on Starmine as of December 2, 2021.
3 Calculated on the basis of the median analyst consensus estimate of Cowen’s Economic Income (US$102 million and US$156 million, for 2022E and 2023E, respectively) as of August 1, 2022 and assumes expected synergies are fully realized and reflects the expected impact of the sale of Schwab shares based on the median analyst consensus estimate of Schwab’s adjusted EPS (US$3.92 per share and US$4.83 per share, for 2022E and 2023E, respectively). Consensus estimates are calendarized for TD fiscal year ending October 31, 2023. Adjusted EPS is a non-GAAP financial measure. Economic Income is a non-GAAP financial measure used by Cowen.
4 Calculated on the basis of the median analyst consensus estimate of Cowen’s Economic Income (US$156 million for 2023E) and assumes expected synergies are fully realized.
5 Cowen’s 2023E earnings based on the median analyst consensus estimate of Cowen’s Economic Income of US$156 million for the fiscal year ending December 31, 2023.

To provide the capital required for the transaction, TD has sold 28.4 million non-voting common shares6 of The Charles Schwab Corporation (“Schwab”) for proceeds of approximately US$1.9 billion, reducing TD’s ownership interest from approximately 13.4% to 12.0%. When combined with this share sale, the acquisition of Cowen is expected to be neutral to TD’s Common Equity Tier 1 ratio which is expected to be comfortably above 11% at closing, pro forma for the closing of TD’s acquisition of First Horizon Corporation.7

TD’s strategy with respect to its investment in Schwab has not changed and it has no current intention to divest additional shares.

Advisors

Perella Weinberg Partners LP served as financial advisor, and Simpson Thacher & Bartlett LLP and Torys LLP served as legal advisors to TD. Ardea Partners and Perkins Advisors LLC served as financial advisors, and Cravath, Swaine & Moore LLP served as legal advisor to Cowen.

Conference call and supplemental information

TD will host a conference call on August 2, 2022 at 8:30 a.m. ET. Presentation materials will be available on the TD website at www.td.com/investor in advance of the call. A listen-only telephone line will be available at 416-641-6150 or 1-866-696-5894 (toll free) and the passcode is 2727354#.

The audio webcast will be archived at www.td.com/investor. Replay of the teleconference will be available from 5:00 p.m. ET on August 2, 2022, until 11:59 p.m. ET on August 17, 2022 by calling 905-694-9451 or 1-800-408-3053 (toll free) and the passcode is 8313844#.

About TD Bank Group

The Toronto-Dominion Bank and its subsidiaries are collectively known as TD Bank Group (“TD” or the “Bank”). TD is the fifth largest bank in North America by assets and serves more than 26 million customers in three key businesses operating in a number of locations in financial centres around the globe: Canadian Retail, including TD Canada Trust, TD Auto Finance Canada, TD Wealth (Canada), TD Direct Investing, and TD Insurance; U.S. Retail, including TD Bank, America’s Most Convenient Bank®, TD Auto Finance U.S., TD Wealth (U.S.), and an investment in The Charles Schwab Corporation; and Wholesale Banking, including TD Securities. TD also ranks among the world’s leading online financial services firms, with more than 15 million active online and mobile customers. TD had CDN$1.8 trillion in assets on April 30, 2022. The Toronto-Dominion Bank trades under the symbol “TD” on the Toronto and New York Stock Exchanges.

6 Non-voting common shares automatically convert into shares of Schwab voting common stock upon transfer to a third party.
7 Based on TD’s and Cowen’s estimated balance sheets including transaction related impacts.

About Cowen Inc.

Cowen Inc. (“Cowen”) is a diversified financial services firm that provides investment banking, research, sales and trading, prime brokerage, outsourced trading, global clearing, and commission management services. Cowen also has an investment management division which offers actively managed alternative investment products. Founded in 1918, Cowen is headquartered in New York and has offices worldwide.

Caution Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and applicable Canadian securities legislation, with respect to Cowen Inc. (“Cowen”) and The Toronto-Dominion Bank’s (“TD Bank”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward,” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of Cowen and TD Bank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in Cowen’s and TD Bank’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and TD Bank’s other filings with Canadian regulators, as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Cowen  and TD Bank; the outcome of any legal proceedings that may be instituted against Cowen or TD Bank, including potential litigation that may be instituted against Cowen or its directors or officers related to the proposed transaction or the definitive merger agreement between Cowen and TD Bank to the proposed transaction; the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; interloper risk; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies, or as a result of economic and competitive factors in the areas where Cowen and TD Bank do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; failing to retain key talent of Cowen after the announcement or completion of the transaction; reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Cowen  and TD Bank success in executing their respective business plans and strategies and managing the risks involved; currency and interest rate fluctuations; success of hedging activities; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; general competitive, economic, political and market conditions, including difficult market conditions, market disruptions and volatility; the inability to sustain revenue and earnings growth; inflation; the impact, extent and timing of technological changes; capital management activities; the Office of the Superintendent of Financial Institution’s and other regulators’ legislative and regulatory actions and reforms; the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; and other factors that may affect future results of Cowen  and TD Bank.

Assumptions about Cowen  and TD Bank’s current and expected financial performance (including balance sheet, income statement and regulatory capital figures), expected capital availability for the proposed transaction, expected closing date of the proposed transaction, expected synergies (and timing to achieve), integration and restructuring costs, assumed purchase price accounting (including fair value marks), costs of financing, foreign exchange rates, and future regulatory capital requirements, including the Office of the Superintendent of Financial Institutions’ announced Basel III reforms effective in the second quarter of fiscal 2023, were considered by TD Bank in estimating its expected return on invested capital, adjusted EPS accretion and/or TD Bank’s expected regulatory capital ratios. Examples of material assumptions made by TD Bank in the forward-looking statements, including TD Bank’s expectations regarding the costs and financial impact of the transaction, include assumptions regarding Cowen’s  future net income, transaction costs, transaction process, timeline to close and/or integrate the acquisition, expected synergies, expected value of certain lines of business in the event of a divestiture, future TD Bank capitalization, tax rate, currency conversion rate, and financial results. Assumptions about TD Bank’s integration plan, the efficiency and duration of integration and the alignment of organizational responsibilities were material factors TD Bank considered in estimating integration costs.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in Cowen’s  Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of Cowen’s website, under the heading “SEC Filings” and in other documents Cowen files with the SEC, and in TD Bank’s Annual Report on Form 40-F for the year ended October 31, 2021 filed with the SEC and available in the “Investor Relations” section of TD Bank’s website, www.td.com, under the heading “Regulatory Filings” and in other documents TD Bank files with the SEC (available at www.sec.gov) and applicable securities regulators in Canada (available at www.sedar.com). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to Cowen and TD Bank.

Any forward-looking statements contained in this document represent the views of Cowen and TD Bank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding the terms of the transaction and Cowen’s and TD Bank’s objectives and assumptions and may not be appropriate for other purposes. Neither Cowen nor TD Bank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

Important Other Information
In connection with the proposed transaction, Cowen intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF COWEN ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING COWEN’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COWEN AND THE PROPOSED TRANSACTION.

Investors and shareholders of Cowen will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Owen Littman at Owen.Littman@cowen.com.

Participants in the Solicitation
TD Bank and Cowen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Cowen’s directors and executive officers is available in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on May 17, 2022, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

For further information contact:

TD Investors: Brooke Hales Vice President, Investor Relations, TD Bank Group 416-307-8647 Brooke.hales@td.com	Cowen Investors: James Farley Associate Vice President, Investor Relations 646-562-1056 james.farley@Cowen.com

TD Media: Natasha Ferrari Manager, Corporate Communications 416-400-9098 Natasha.ferrari@td.com	Cowen Media: Dan Gagnier Gagnier Communications 646-569-5897 dg@gagnierfc.com